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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)                   July 23, 2001

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                         STANDARD MANAGEMENT CORPORATION
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             (Exact name of registrant as specified in its charter)



Indiana                             0-20882                           35-1773567
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(State or other jurisdiction     (Commission File Number)          (IRS Employer
 of incorporation)                                           Identification No.)


10689 North Pennsylvania Avenue, Indianapolis, Indiana                     46280
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code        (317) 574-6200
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5 - OTHER EVENTS

         Standard Management Corporation is filing as Exhibit 99.1 to this Form 8-K a press release issued on July 23, 2001 announcing its financial results for the second quarter of 2001.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits. The following exhibits are filed with this Report:

         99.1 - Press Release of Standard Management Corporation (July 23, 2001)

         The information contained in this Form 8-K, including Exhibit 99.1, contains forward-looking statements. Statements regarding Standard Management Corporation's growth in earnings as well as statements about its financial and operational performance, future profitability, and their impact on 2001 and beyond are forward-looking statements and are not historical facts. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Standard Management's SEC filings, including but not limited to our annual report on Form 10-K for the year ended December 31, 2000, as amended, and its other reports filed with the Securities and Exchange Commission. Standard Management Corporation disclaims any obligation or duty to update or correct any of its forward-looking statements.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 STANDARD MANAGEMENT CORPORATION



                                 By:       /s/ Stephen M. Coons
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                                       Name:  Stephen M. Coons
                                       Title: Senior Vice President and General
                                                 Counsel


Dated: July 23, 2001


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